UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2014 (March 17, 2014)

ACCELERIZE NEW MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

20411 SW Birch Street, Suite 250
Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 515-2141

(Registrant’s Telephone Number, Including Area Code)

2244 West Coast Highway, Suite 250, Newport Beach, California 92663

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On March 17, 2014, Accelerize New Media, Inc. (the "Company") entered into a loan and security agreement (the "Loan Agreement") with Square 1 Bank (the "Lender") to borrow up to a maximum of $3,000,000 at the Company’s discretion. Amounts borrowed will accrue interest at the prime rate in effect from time to time plus 1.25%, not to be less than 5.5% per annum. Accrued interest on amounts borrowed is payable monthly and all other amounts borrowed will be payable in full on the maturity date of March 17, 2016, which maturity date may be extended to March 17, 2017 if the Company provides Lender with a fully-funded business plan acceptable to Lender by January 15, 2016 and no event of default has occurred.

The Loan Agreement contains covenants including, but not limited to, covenants to achieve specified Adjusted EBITDA levels and customer renewal levels, limiting capital expenditures and restricting the Company's ability to pay dividends, purchase and sell assets outside the ordinary course and incur additional indebtedness. The occurrence of a material adverse change will be an event of default under the Loan Agreement, in addition to other customary events of default. The Company granted the Lender a security interest in all of the Company's personal property and intellectual property through the Loan Agreement and the Intellectual Property Security Agreement between the Company and the Lender (the “Intellectual Property Security Agreement”).

In connection with the Loan Agreement, the Company issued to the Lender a warrant (the "Warrant") to purchase up to 46,875 shares of the Company's common stock at an exercise price of $1.60 per share subject to certain adjustments for dividends, splits or reclassifications. The Warrant is exercisable for 3 years and expires on March 17, 2017. The Warrant was issued under the exemption provided by Section 4(a)(2) of the Securities Act of 1933.

The description of the Loan Agreement, Warrant, and Intellectual Property Security Agreement are not complete and are subject to and qualified in their entirety by reference to the Loan Agreement, Warrant, and Intellectual Property Security Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

4.1	Warrant to Purchase Stock issued March 17, 2014.

10.1	Loan and Security Agreement, dated March 17, 2014, between Accelerize New Media, Inc. and Square 1 Bank.

10.2	Intellectual Property Security Agreement, dated March 17, 2014, between Accelerize New Media, Inc. and Square 1 Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE NEW MEDIA, INC.

By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: March 19, 2014